UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2005

FIRST AVENUE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Court Square, Suite 202, Charlottesville, VA 22902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 220-4988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2005 to add the following required financial statements:

(a) Financial statements of business acquired.

Audited financial statement of assets acquired and liabilities assumed of certain operating assets previously used by Teligent, Inc., as of September 30, 2004 and the related statements of revenue and direct operating expenses for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003 attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

Unaudited pro forma balance sheet, attached hereto as Exhibit 99.2.

(c) Exhibits – The following exhibits are furnished as part of this current report:

Exhibit Number	Description
99.1	Audited financial statements of assets acquired and liabilities assumed of certain operating assets previously used by Teligent, Inc.

99.2	Unaudited Pro Forma Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005	FIRST AVENUE NETWORKS, INC.

	By:	/s/ Sandra Thomas Watson
	Name:	Sandra Thomas Watson
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited financial statements of assets acquired and liabilities assumed of certain operating assets previously used by Teligent, Inc.

99.2	Unaudited Pro Forma Balance Sheet.